                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

                                   COMPANIES

Investment Company Act file number 811-09156

                                   ---------

ThomasLloyd Funds

--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)

427 Bedford Road, Suite 230          Pleasantville, NY  10570

--------------------------------------------------------------------------------

     (Address of principal executive offices)         (Zip code)

Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA 19090-1904

--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 888.337.5132

                                                   --------------

Date of fiscal year end:  12/31/2006

                        ------------

Date of reporting period: 12/31/2006

                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may

use the information provided on Form N-CSR in its regulatory, disclosure review,

inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,

and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget

("OMB")  control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,

Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1.   REPORTS TO SHAREHOLDERS

The Annual Report to Shareholders for the period ended December 31, 2006 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, (the “1940 Act”)(17 CFR 270.30e-1) is filed herewith.

ANNUAL REPORT

ThomasLloyd OPTI-flex® Fund

December 31, 2006

The ThomasLloyd Funds consists of one mutual fund, the

ThomasLloyd OPTI-flex® Fund

This report has been prepared for shareholders

and may be distributed to others only if preceded

or accompanied by a current prospectus.

ThomasLloyd Funds

427 Bedford Road
Pleasantville, NY 10570

1-888-337-5132

www.thomaslloydfunds.com

427 Bedford Road

Pleasantville, NY 10570

website: www.ThomasLloydFunds.com

 Toll Free:    (888) 337-5132

February 21, 2007

To Our Valued Shareholders:

As we reflect on our exciting accomplishments for 2006, we also look forward to 2007 as the beginning of a new era in the mutual fund industry. There has been a lot of press recently about the emergence of mutual funds that use “alternative” investment strategies that are normally reserved for hedge funds and their very wealthy investors. Morningstar and Lipper even created new categories for these types of funds in 2006.

However, these modern investment techniques are not new to the ThomasLloyd Funds. Jeffrey Unterreiner and his family have been successfully employing some of these strategies in the ThomasLloyd OPTI-flex® Fund for several years. Jeff will provide you with more details on the results of his performance in his letter accompanying this report. We are now expanding our commitment of bringing modern investment techniques and the benefits they provide to our shareholders.

On January 3, ThomasLloyd Funds launched a new mutual fund, the ThomasLloyd Long-Short Equity Fund. The new Fund is managed by Charles White and advised by Hugh Johnson, two prominent investment professionals with a combined 64 years of experience. The Long-Short Equity Fund will be based on Hugh Johnson’s tactical asset allocation strategies and combine traditional investment strategies with more modern investments such as ETFs and the use of modern techniques to control risk.

We are truly delighted to have you as a partner as we continue to lead the industry in bringing modern investment strategies to our shareholders. Please feel free to contact ThomasLloyd Funds at 1-888-337-5132 if you have any questions or would like further information. Additional information can be found at www.ThomasLloydFunds.com.

I sincerely thank you for your continued support and wish you a healthy and successful new year!

President

ThomasLloyd Funds

+++This letter is not part of the Annual Report.+++

February 21, 2007

Dear fellow shareholder:

As Jerry Szilagyi noted in his letter, with all the buzz about “alternative” investment strategies, we are proud to note that we have been successfully utilizing alternative strategies in our ThomasLloyd OPTI-flex® Fund for several years.  I am quite pleased with our investment performance in the 4th quarter, and for the calendar year.    I have now been portfolio manager for nearly 5 years, and am delighted with our results over that time as shown in the following table and chart*.

(total returns are annualized for periods over 1 year)

4th Quarter

Past 1 Year

Past 3 Years

Past 5 Years

Past 10 Years

(9-30-06 to 12-31-06)

(12-31-05 to 12-31-06)

(12-31-03 to 12-31-06)

(12-31-01 to 12-31-06)

(12-31-96 to 12-31-06)

ThomasLloyd OPTI-flex® Fund*

9.10%

17.64%

14.67%

11.45%

4.00%

ThomasLloyd OPTI-flex® Fund with

Contingent Deferred Sales Charge*

8.12

17.64

14.67

11.45

4.00

Benchmark Return** (see description below)

5.05

13.55

11.39

9.30

8.79

Dow Jones World Stock Index

8.64

18.52

14.06

9.56

6.59

Wilshire 5000 “Total Market” Index

7.20

15.77

11.47

7.61

8.65

Comparison of a $10,000 Investment in the ThomasLloyd OPTI-flex® Fund vs. Dow Jones World Stock Index
December 31, 1996 to December 31, 2006
Dollars ($)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
$18,937
$14,810
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
OPTI-flex® Fund Class C
Dow Jones World Stock Index

* The performance data quoted represents past performance.  The above performance information for the Fund refers to the returns of the Fund’s Class C shares.  A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on redemptions of Class C shares held less than 1 year.  The aggregate return for the Class A shares since inception from February 1, 2006 through December 31, 2006 was 10.23% without reflecting the sales load and 3.90% with reflecting the sales load.  There is a maximum sales load of 5.75% on certain Class A subscriptions.  Past performance does not guarantee future results.  The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance data quoted.  Updated performance data to the most recent month end can be found on our website at www.thomaslloydfunds.com.  The Dow Jones World Stock Index measures the performance of more than 2000 companies world-wide representing more than 80% of the world’s equity capital.  The Wilshire 5000 Index measures the performance of all U.S. equity securities with readily available price data.  Both are unmanaged indices.  Investors cannot invest directly in an index.  The ThomasLloyd OPTI-flex® Fund may or may not purchase the types of securities represented by either index.

THOMAS LLOYD OPTI-flex® Fund
Annual Report
Plot Points

	OPTI-flex® Fund Class C	Dow Jones World Stock Index
12/31/96	10,000	10,000
	10,079	9,903
	10,671	11,311
	11,204	11,631
12/31/97	10,502	11,113
	11,320	12,622
	10,707	12,618
	11,170	10,920
12/31/98	11,267	13,108
	11,396	13,493
	12,085	14,371
	12,398	14,197
12/31/99	17,018	16,739
	17,665	17,042
	16,706	16,190
	14,519	15,590
12/31/00	12,021	14,392
	11,014	12,441
	10,423	12,975
	10,839	10,914
12/31/01	8,612	11,992
	9,002	12,071
	8,125	10,996
	7,291	8,982
12/31/02	7,614	9,591
	7,297	9,081
	8,332	10,633
	8,916	11,218
12/31/03	9,818	12,758
	10,319	13,215
	10,052	13,185
	10,235	13,014
12/31/04	11,438	14,604
	11,271	14,402
	11,655	14,432
	12,373	15,480
12/31/05	12,590	15,978
	13,809	17,064
	13,391	16,810
	13,575	17,431
12/31/06	14,810	18,937

.

We have again favored stocks to bonds throughout the 4th quarter as we had done for all of 2006.  We have also continued to overweight our stock exposure to small-cap value funds.  Stocks performed quite well for the quarter with the S&P 500 up 6.70%.  Small-caps outperformed for the quarter to about equal the broad market return for the full year while value stocks outperformed again in the 4th quarter as had been the case throughout the year.

Although our emerging market funds did poorly in the 2nd quarter, they provided some of our best gains in the 3rd and 4th quarters, and remain among the best performers for the full year.  Finally, our bond and long/short positions provided diversification and solid returns, as yield spreads narrowed for the quarter, and throughout the year.

Market Outlook: As I have noted in the past several quarterly letters, despite the increase in prices, stocks have actually gotten “cheaper” relative to the level of earnings.  In consideration of reported earnings for the first 3 quarters and expected earnings for the 4th quarter of 2006, earnings for the year are expected to show a 16.36% increase over 2005, while the price increase was 13.62% for the year.

Midterm Election Cycle Update: While stocks have continued to get cheaper relative to earnings, I noted in my last quarterly letter that this is common in midterm election years.  And typically the third year of a president’s term has been good for the market.  In fact, the S&P 500 has had a total return of 23.2% per year on average in the 14 separate “3rd years” dating back to 1950.  Therefore while many investors continue to be concerned about “slower growth,” I believe that stocks can be quite profitable without a significant increase in earnings.

January Effect: Small-cap stocks tend to outperform toward the end of one year and into the beginning of the next.  We will likely continue to concentrate our stock holdings in small-caps through this seasonally strong period, but may take the opportunity to diversify a larger portion into large-caps in the first half of 2007.

Sincerely,

Jeffrey J. Unterreiner

Portfolio Manager, ThomasLloyd OPTI-flex® Fund

** Our benchmark for investment performance is an average of “the market return” and a 10% fixed annual return.  For the purpose of this model, “the market return” is considered to be an average of the Wilshire 5000 Total Market Index and the Dow Jones World Stock Index.  There can be no guarantee that the benchmark will be met through the use of our investment strategy, and we would NOT expect to meet the benchmark over every period of evaluation.  However, the benchmark can be used as a good starting point in evaluating the effectiveness of the manager over periods of 12 months or longer.

This report is intended for the Fund’s shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.  To obtain a prospectus and other information about the Fund, please visit www.thomaslloydfunds.com or call (888) 337-5132.  Please read the prospectus carefully before investing.

THOMASLLOYD FUNDS
ThomasLloyd OPTI-flex® Fund
Schedule of Investments
December 31, 2006		Annual Report

	Shares/Principal	Value
REGISTERED INVESTMENT COMPANIES - 99.93%
Burnham Financial Services Fund Class A	6,446	$ 145,410
CGM Focus Fund	12,053	418,129
Dreyfus Premier Emerging Markets Fund Class A	19,548	412,264
DWS Dreman High Return Equity Fund Class A	3,980	204,333
DWS Dreman Small Cap Value Fund Class A	5,755	217,136
FBR Small Cap Financial Fund	9,881	285,961
FBR Small Cap Fund	7,279	391,997
Franklin Balance Sheet Investment Fund Class A	1,603	106,962
Franklin Micro Cap Value Fund Class A	4,318	179,457
Franklin Mutual Recovery Fund Class A	20,324	287,381
Hotchkis & Wiley Large Cap Value Fund Class A	4,845	122,142
Hotchkis & Wiley Small Cap Value Fund Class A	4,008	183,911
Matthews Asian Growth and Income Fund	21,522	402,038
N/I Numeric Investors Small Cap Value Fund	8,935	155,108
Oppenheimer Developing Markets Fund Class A	9,871	406,765
Pioneer Cullen Value Fund Class A	18,031	360,610
Pioneer Global High Yield Fund Class A	25,663	319,252
Pioneer High Yield Fund Class A	7,022	75,975
Professionally Managed Portfolios - Hodges Fund	15,783	409,422
Rydex Series - Russell 2000 Advantage Fund Class H	15,527	565,169
Templeton Developing Markets Trust Class A	15,329	433,512
Templeton Global Long-Short Fund Class A	23,775	312,409

Total Registered Investment Companies (Cost $5,314,871)		6,395,343

Short-Term Investments - 0.07%
Fidelity Institutional Money Market Portfolio - Rate 5.18% * (Cost $4,388)	4,388	4,388

Total Investments (Cost $5,319,259) - 100.00%		$ 6,399,731

Other Assets in Excess of Liabilities Net - (0.00%)		274

Net Assets - 100%		$ 6,400,005

* Variable Rate Security; The coupon rate shown represents the rate at December 31, 2006 and is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

ThomasLloyd Funds			ANNUAL REPORT
STATEMENT OF ASSETS AND LIABILITIES - December 31, 2006

			ThomasLloyd
			OPTI-flex® Fund
Assets:
Investments, at market (cost: $5,319,259)			$6,399,731
Cash			11,494
Receivables:
Interest			74
Total assets			6,411,299

Liabilities:
Payables:
Management fees			3,196
Distribution and shareholder service fees			4,571
Universal service fees			3,527
Total liabilities			11,294
Net Assets			$6,400,005

Net Assets consist of:
Paid-in capital			12,232,370
Undistributed net investment income			20,537
Accumulated realized loss on investments			(6,933,374)
Net unrealized appreciation on investments			1,080,472

Total Net Assets (720,489 shares outstanding; unlimited shares of $0.10 par value authorized)			$6,400,005

Class A shares:
Net Assets applicable to	158,032	shares outstanding	$1,412,321
Net Asset Value and redemption price per share			$8.94

Offering price per share Class A *			$9.49

Class C shares:
Net Assets applicable to	562,457	shares outstanding	$4,987,684
Net Asset Value and offering price per share			$8.87

Redemption price per share Class C **			$8.78

*	A maximum sales charge of 5.75% is imposed on Class A shares.
**	A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within one year following such investments.

The accompanying notes are an integral part of these financial statements.

	ThomasLloyd Funds	ANNUAL REPORT
	STATEMENT OF OPERATIONS

		ThomasLloyd
		OPTI-flex® Fund

		For the year ended
		December 31, 2006

	Investment income:
	Dividends	$144,233
	Interest	1,037
Total investment income	Total investment income	145,270

	Expenses:
	Management fees	43,548
	Distribution and shareholder service fees - Class A	1,713
	Distribution and shareholder service fees - Class C	51,213
	Universal service fees	37,742
	Total expenses	134,216
	Less: 12b-1 fees paid indirectly	(9,483)
	Net expenses	124,733

	Net investment income	20,537

	Realized and unrealized gain on investments:
	Net realized gain on investments	275,340
	Net change in unrealized appreciation on investments	269,603
	Distributions of realized gains by other investment companies	325,959
		870,902

	Net increase in net assets resulting from operations	$891,439

The accompanying notes are an integral part of these financial statements.

ThomasLloyd Funds		ANNUAL REPORT
STATEMENTS OF CHANGES IN NET ASSETS

	ThomasLloyd OPTI-flex® Fund

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
Increase in Net Assets
Operations:
Net investment income (loss)	$20,537	$(7,037)
Net realized gain on investments	601,299	685,184
Net change in unrealized appreciation on investments	269,603	(219,297)
Net increase in net assets resulting from operations	891,439	458,850

Increase (decrease) in net assets from Fund share transactions (Note 2)	675,759	(88,072)

Total increase in net assets	1,567,198	370,778

Net Assets:
Beginning of period	4,832,807	4,462,029
End of period (including undistributed net investment income
of $20,537 and $0, respectively)	$6,400,005	$4,832,807

The accompanying notes are an integral part of these financial statements.

ThomasLloyd Funds	ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout the Period

	ThomasLloyd
	OPTI-flex® Fund
	Class A (1)

	For the Period
	Ended
	December 31, 2006

Net Asset Value, Beginning of Period	$8.11

Investment Operations:
Net investment income (2)	0.19	(3)
Net realized and unrealized gain on
investments	0.64
Total from investment operations	0.83

Net Asset Value, End of Period	$8.94

Total Return (4)	10.23%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$1,412
Ratio of expenses to average net assets:
Before reimbursement and voluntary fee reduction (5)	1.65%	(6)
After reimbursement and voluntary fee reduction (5)	1.47%	(6)
Ratio of net investment income to average net assets (5):	2.50%	(6)
Portfolio turnover rate	21.64%

(1)The OPTI-flex® Fund Class A shares commenced operations on February 1, 2006.
(2)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)Net investment income per share is based on average shares outstanding.

(4)Aggregate total return, not annualized and excludes all sales charges.  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(5)These ratios exclude the expenses of the registered investment companies in which the Fund invests.
(6)Annualized

The accompanying notes are an integral part of these financial statements.

ThomasLloyd Funds								ANNUAL REPORT
FINANCIAL HIGHLIGHTS
Per Share Data For a Share Outstanding Throughout Each Fiscal Year

	ThomasLloyd OPTI-flex® Fund
	Class C

	For the Year		For the Year		For the Year		For the Year	For the Year
	Ended		Ended		Ended		Ended	Ended
	December 31, 2006		December 31, 2005		December 31, 2004		December 31, 2003	December 31, 2002

Net Asset Value, Beginning of Period	$7.54		$6.85		$5.88		$4.56	$6.19

Investment Operations:
Net investment income (loss) (1)	0.01	(2)	(0.01)	(2)	(0.06)	(2)	(0.04)	0.49
Net realized and unrealized gain (loss) on
investments	1.32		0.70		1.03		1.36	(1.21)
Total from investment operations	1.33		0.69		0.97		1.32	(0.72)

Distributions from:
Net investment income	-		-		-		-	(0.91)
Net realized capital gains	-		-		-		-	-
	-		-		0.00		0.00	(0.91)

Net Asset Value, End of Period	$8.87		$7.54		$6.85		$5.88	$4.56

Total Return (3)	17.64%		10.07%		16.50%		28.95%	(11.59)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$4,988		$4,833		$4,462		$3,363	$2,018
Ratio of expenses to average net assets:
Before reimbursement and voluntary fee reduction (4)	2.40%		2.38%		2.40%		2.40%	4.09%
After reimbursement and voluntary fee reduction (4)	2.24%		2.38%		2.27%		2.29%	2.19%
Ratio of net investment income (loss) to average
net assets (4):	0.07%		(0.15)%		(1.03)%		(0.81)%	(1.31)%
Portfolio turnover rate	21.64%		45.75%		33.46%		146.05%	2077.74%

(1)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)Net investment loss per share amounts were calculated using the average shares method.
(3)Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(4)These ratios exclude the expenses of the registered investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES

The Illington Funds (the “Trust”), renamed the ThomasLloyd Funds effective January 1, 2007, was organized as a Massachusetts business trust on May 3, 1996, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The business and affairs of the Trust are managed under the direction of its Board of Trustees.

The Trust has retained the services of Illington Fund Management LLC (the “Adviser”), renamed ThomasLloyd Global Asset Management (Americas) LLC effective January 1, 2007, as investment adviser for the Illington OPTI-flex® Fund (the “OPTI Fund” or the “Fund”), renamed the ThomasLloyd OPTI-flex® Fund effective January 1, 2007.  PROACTIVE Money Management, Inc. (a “Sub-adviser”) acts as investment sub-adviser to the OPTI Fund.  The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in the OPTI Fund and to create additional funds.  All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued.  All shares are issued as full or fractional shares. All shares have certain voting and dividend rights, but do not have preemptive or conversion rights.  The OPTI Fund currently offers two classes of shares, Class A and Class C.  Each share class differs as to sales and redemption charges and ongoing fees.  Income and realized/unrealized gains are allocated to each class based on relative share balances.

a)  Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

b)  Valuation of Investments - Securities owned by the Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business.  If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker.  The assets of the OPTI Fund consist primarily of other mutual funds, which are valued at their respective published net asset values at the end of each day.  Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) in the Fund are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.  Fixed income securities are priced at the current quoted bid price.  However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities.  The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.  Portfolio securities for which market quotations are not readily available are to be valued by the Adviser in good faith at its own expense under the direction of the Trustees.  As of December 31, 2006, no securities were valued by the Adviser.

c)  Repurchase Agreements - The Fund may engage in repurchase agreement transactions whereby a Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term.  At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest.  If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.  As of December 31, 2006, the Fund was not invested in any repurchase agreements.

d)  Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders.  Therefore, no federal income tax provision is required.

e)  Distributions to Shareholders - Dividends to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income annually.  The Fund distributes net capital gains, if any, on an annual basis.  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP.  These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards.  These "book/tax" differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

f)  Other - The Fund records purchases and sales of investments on the trade date.    The Fund calculates realized gains and losses from sales of investments on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

2. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the period from February 1, 2006 to December 31, 2006 for the Fund’s Class A shares and for the year ended December 31, 2006 for the Fund’s Class C shares were as follows:

Class A
	Shares	Amount
Sold	184,926	$ 1,530,434
Redeemed	(26,894)	(217,981)
Net Increase	158,032	$ 1,312,453

Class C
	Shares	Amount
Sold	208,956	$ 1,714,396
Redeemed	(287,165)	(2,351,090)
Net Decrease	(78,209)	$ (636,694)

Transactions in capital shares for the year ended December 31, 2005 for the Fund’s Class C shares were as follows:

Class C
	Shares	Amount
Sold	263,284	$ 1,834,255
Redeemed	(274,395)	(1,922,327)
Net Decrease	(11,111)	$ (88,072)

3. INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and proceeds from sales, excluding short-term investments were $2,274,394 and $1,256,432, respectively, for the Fund.  There were no purchases or sales of U.S. Government and agency obligations.

4.  AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser to provide management services to the Trust.  The Trust has also entered into an Investment Sub-advisory Agreement (the “Sub-advisory Agreement”, together with the Advisory Agreement, the “Advisory Agreements”) with PROACTIVE Money Management, Inc. (the “Sub-adviser”) to provide sub-advisory services to the OPTI Fund.

Pursuant to the Advisory Agreement with the Trust, the Adviser, subject to the supervision of the Trust’s Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, and disposition of securities.  In connection therewith, the Adviser is obligated to keep certain books and records of the Fund.  The Adviser also administers the Fund’s corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by U. S. Bank, N.A., the Fund’s custodian, and Mutual Shareholder Services (“MSS”), the Fund’s transfer and disbursing agent.  The management services of the Adviser are not exclusive under the terms of the Investment Advisory Agreements and the Adviser is free to render management services to others.

For its services, the Adviser earns an annual fee (the “Management Fees”), payable in monthly installments from the Fund.  The Adviser receives a fee at the rate of 0.75% of the Fund's first $500 million of average net assets and 0.65% of the Fund's average net assets in excess of $500 million. On August 17, 2006, DKM Asset Management AG (“DKM”), acquired 100% of the membership interests of the Adviser, effectuating a “change in control” of the Adviser under the 1940 Act.  DKM has decided to operate under the same name as the previous Adviser, Illington Fund Management LLC, renamed ThomasLloyd Global Asset Management (Americas) LLC effective January 1, 2007.  As required under the 1940 Act, the original Advisory Agreement (the “Original Agreement”) provided for automatic termination upon its assignment, including a change of control at the Adviser.  Because the Original Agreement terminated automatically upon the change of control of the Adviser, the Board of Trustees of the Trust approved, at a special meeting of the Board on June 27, 2006, an Interim Advisory Agreement (the “Interim Agreement”) between the new Adviser and the Trust, as permitted by 1940 Act rules.  The Interim Agreement was effective on August 17, 2006 and remained in effect until a new Advisory Agreement (the “New Agreement”) was approved at a special meeting of shareholders on December 15, 2006.  The Interim Agreement and the New Agreement are similar in all material respects to the Original Agreement, including the use of the same fee schedule and portfolio managers.  For the period from January 1, 2006 to August 16, 2006, the Adviser earned $26,790 of Management Fees under the Original Agreement from the OPTI Fund.  For the period from August 17, 2006 through December 31, 2006, the Adviser earned $16,758 of Management Fees under the Interim Agreement and the New Agreement from the OPTI Fund with $3,196 remaining payable at December 31, 2006.

The OPTI Fund has an agreement (the “USF Agreement”) with the Adviser under which it pays the Adviser a “Universal Services Fee” in return for payment of all administrative bills. Administrative bills include, but are not limited to: audit, fund accounting, transfer agency, compliance, legal, printing, postage, custody, insurance, and registration bills and fees.  Under the USF Agreement, the only bills that will remain the responsibility of the Fund will be the Management Fee (currently 0.75% for the OPTI Fund), and 12b-1 fees (currently 0.25% shareholder service fee for Class A shares; and 0.75% distribution fee and 0.25% shareholder service fee for Class C shares of the OPTI Fund).  The USF Agreement will remain in place for a period of one year, and thereafter shall continue from year to year subject to approval at least annually by a majority of the Trustees of the Trust who are not parties to the agreement or interested persons of any such party.  The "Universal Services Fee" is equal to 0.65% of the Fund’s first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.  For the year ended December 31, 2006, the OPTI Fund incurred $37,742 of "Universal Services Fees" with $3,527 remaining payable at December 31, 2006.

Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares.  The Fund has adopted distribution and service plans (each a “Plan” and together, the “Plans”).  Under the Fund’s Plan related to the Class A Shares, the Fund will pay Illington Capital, Inc. (the “Distributor”), renamed ThomasLloyd Captial LLC effective January 1, 2007, an annual fee of up to 0.25%, of the average daily net assets of the Fund’s Class A Shares. Under the Fund’s Plan related to the Class C Shares, the Fund will pay the Distributor an annual distribution fee of 0.75% of Fund assets and an annual service fee of 0.25% of Fund assets of the Fund’s Class C Shares.  For the year ended December 31, 2006, the Fund incurred $52,926 of distribution and servicing expenses.    Distribution expenses were reduced by $9,483 due to reimbursements of 12b-1 fees earned by the Distributor from mutual fund holdings.  The reimbursements are shown on the Statement of Operations as “12b-1 fees paid indirectly” and are also factored into the financial highlights as a “voluntary fee reduction”.

Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the Fund.  The Distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses.  Service fees are used primarily to reimburse brokerage firms for providing personal services to Fund shareholders and maintaining shareholder accounts.  The Distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

In addition, the Adviser, the Sub-Advisers, the Distributor and their affiliates may make substantial payments to dealers or other financial intermediaries related to distribution and sales support activities out of their own resources including the profits from advisory fees received from the Fund.  Some of these distribution related payments may be made to dealers or financial intermediaries for marketing promotional related expenses.  These payments are often referred to as “revenue sharing” payments.  In some circumstances, these revenue sharing payments may create an incentive for a financial adviser, its employees or associated persons to recommend or sell shares of a Fund.

 5. TAX MATTERS

The U.S. Federal income tax basis of the OPTI Fund’s investments at December 31, 2006, was $5,350,263 including net unrealized appreciation of $1,049,468 (gross unrealized appreciation $1,092,484; gross unrealized depreciation $43,016).

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

ThomasLloyd OPTI-flex® Fund

Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation), Net	Total Accumulated Earnings/(Deficit), Net
$ 20,537	$(6,902,370)	$1,049,468	$(5,832,365)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales.

For federal income tax purposes, the OPTI Fund had a capital loss carryforward of $6,902,370 as of December 31, 2006, which is available to offset future capital gains, if any, of which $3,564,277 and $3,338,093 are due to expire in 2009 and 2010, respectively.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

6. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of June 29, 2007 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements”.  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

7. SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

A Special Meeting of Shareholders was held on December 15, 2006 to consider and approve a proposed investment advisory agreement (the “Proposed Agreement”) between the Trust and the Adviser, as acquired by DKM.  Approval of the proposal required a separate vote by shareholders of the Fund to bind the Fund.  Approval required the affirmative vote of “a majority of the outstanding voting securities” of the Fund as that term is defined under the 1940 Act.  This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

The Proposed Agreement was approved by the Shareholders of the Trust with voting results as follows:

	For	Against	Abstain
OPTI Fund	418,640	-	-

8. SUBSEQUENT EVENTS

Effective January 1, 2007, Illington Fund Management LLC (the “Adviser”) has changed its name to ThomasLloyd Global Asset Management (Americas) LLC.  To reflect the change in the name of the Adviser, the names of the Trust and the Distributor have also been changed to the ThomasLloyd Funds and ThomasLloyd Capital LLC, respectively.  The Trust has also launched an additional series of the Trust, the ThomasLloyd Long-Short Equity Fund (the “Long-Short Fund”).  The Long-Short Fund commenced operations on January 3, 2007.  Johnson Illington Advisors, LLC (a “Sub-adviser”), a majority-owned subsidiary of the Adviser, will serve as investment sub-adviser to the Long-Short Fund.  Also effective January 1, 2007, Matrix Capital Group, Inc. (“Matrix”) has replaced MSS as transfer and disbursing agent of the Trust.  Certain officers of Matrix will be considered officers of the Trust effective January 1, 2007.

9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act.  As of December 31, 2006, the First Trust Corp. held 51.89% of the voting securities of the OPTI Fund’s Class A shares in an omnibus account for the sole benefit of their customers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

ThomasLloyd Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ThomasLloyd OPTI-flex Fund (the “Fund”), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and financial highlights for each of the three years then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to December 31, 2004 were audited by another independent accounting firm who expressed unqualified opinions on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Fund’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ThomasLloyd OPTI-flex Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services, Ltd.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

February 26, 2007

ADDITIONAL INFORMATION (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 made at the beginning of the period and held for the entire period, 06/30/06 through 12/31/06.  Please note that this table is unaudited.

Actual Expenses

The “Actual” row of each table below provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 06/30/06. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” row of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.  For more information on transactional costs, please refer to the Fund’s prospectus.

ThomasLloyd OPTI-flex® Fund - Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	06/30/06	12/31/06	06/30/06 to 12/31/06
Actual (11.06% Actual Return)	$1,000.00	$1,110.60	$7.77
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.85	$7.43

* Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ThomasLloyd OPTI-flex® Fund - Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	06/30/06	12/31/06	06/30/06 to 12/31/06
Actual (10.60% Actual Return)	$1,000.00	$1,106.00	$11.84
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.96	$11.32

* Expenses are equal to the Fund's annualized expense ratio of 2.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Other Information Regarding Trustees

The Trust is supervised by its Board of Trustees, an independent body that has ultimate responsibility for the Fund’s activities.  The Trustees of the Trust are listed below. Unless otherwise noted, the business address of each Trustee is 427 Bedford Road, Pleasantville, NY  10570.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information.

The Trust is managed by its Trustees.  Their names, positions and principal occupations during the past five years are listed below:

"Non-Interested" Trustees

Name, Age and Address	Position and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Joseph J. DioGuardi, 66	TRUSTEE SINCE 2005	Since 1989, self employed Corporate Director, CPA, Consultant. Founder and principal of Truth in Government, a nonpartisan organization seeking federal fiscal and accounting reforms. Founder and principal of the Albanian American Civic League and Albanian American Foundation (since 1989). Professional CPA since 1965.	2	None
Peter T. Endler, 48	Trustee since 2005	Consultant and professional investor. President and Chief Operating Officer, Media Vault, Inc., a technology company developing and commercializing new media marketing products and web sites, 1999-2001.	2	None

"Interested" Trustee

Name, Age and Address	Position and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Charles M. White*, 48	Trustee and Chairman of the Board of Trustees since 2005	Chief Investment Officer, ThomasLloyd Global Asset Management (Americas) LLC, the investment adviser to the Trust, since 2005. Formerly Chief Investment Strategist for Merriman, Curhan, Ford & Company, an investment banking and investment advisory firm, 2003-2004. Vice Chairman and head of portfolio management and both stock and bond selection committees, Avatar Associates, a registered investment adviser, 1988-2003.	2	None

*Mr. White is considered to be an “Interested Trustee” by virtue of the fact that he is an officer and employee of the Adviser.

Non-Trustee Officers

Name, Age and Address	Position and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Non-Trustee Officer	Other Directorships Held by Non-Trustee Officer[2]
Jerry J. Szilagyi, 44	President, effective January 1, 2007	Executive Director, ThomasLloyd Global Asset Management (Americas) LLC, since 2006. SVP Business Development, Integrity Mutual Funds, Inc., 2003-2006. EVP Corporate Development, Orbitex Financial Services Group, Inc., 1998-2003. Trustee, Catalyst Funds, since 2006.	2	Trustee, Catalyst Funds, since 2006.
Salvatore M. Capizzi, 49	Vice President, effective January 1, 2007; President from 2005 to 2006.	President, ThomasLloyd Capital LLC, since 2005, Executive Vice President, ThomasLloyd Global Asset Management (Americas) LLC, since 2005. Executive Vice President/Retail Sales, New York Life Investment Management, 2003 to 2004. Executive Vice President/Managing Director, BlackRock Funds, 1995 to 2003.	2	None
William Morrow, 58	Secretary since 2005	Senior Vice President, Chief Compliance Officer ThomasLloyd Global Asset Management (Americas) LLC, since September, 2005. Chief Compliance Officer, ThomasLloyd Capital LLC since September, 2005. Financial Advisor and Registered Principal, MassMutual Financial Group, 2002 to 2005. President and Chief Compliance Officer, CBTC (Continental Borders Trading Corporation) 1997 to 2002.	2	None
David F. Ganley, 59 630 Fitzwatertown Road Willow Grove, PA 19090	Chief Compliance Officer and Assistant Secretary, effective January 1, 2007	Senior V.P. of Matrix Capital Group, Inc. since 2/2005; President and Treasurer of InCap Securities, Inc., a broker-dealer, 11/2001 to 12/2004; Chief Admin. Officer of InCap Service Co., a financial services firm, 11/2001 to 12/2004.	2	None
Melissa S. Hankin, 28 630 Fitzwatertown Road, Willow Grove, PA 19090	Treasurer, Chief Financial Officer, and Principal Financial, effective January 1, 2007	Director of Fund Accounting for Matrix Fund Services, since 2006. Fund Accountant, Citco Fund Services (USA), Inc., 2001-2006	2	None
Angela Lovell, 34	Assistant Treasurer, effective January 1, 2007	Vice President of Finance, ThomasLloyd Global Asset Management (Americas) LLC,, since November 2003. Accountant, Opus Advisory Group, LLC, January 2003 to November 2003. Accounts Payable management, Statewide Abstract Corporation, July 2002 to December 2002. Student, Association of Chartered Certified Accountants, July 2001 to July 2002.	2	None

1 Trustees and officers of the Trust serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Fund Complex) that are held by each Trustee and Non-Trustee Officer as a director of a public company or a registered investment company.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 587-3539 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Trust files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Trust’s first and third fiscal quarters end on March 31 and September 30, respectively. The Form N-Q filing must be made within 60 days of the end of the quarter. The Trust’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 587-3539.

The following chart gives a visual breakdown of the Fund by the asset allocation of the underlying mutual funds represented as a percentage of the portfolio of investments*.

ThomasLloyd OPTI-flex® Fund

by Asset Allocation

as of December 31, 2006

*Portfolio holdings are subject to change.  Percentages are based on long-term market value of the Fund at December 31, 2006.

INVESTMENT ADVISER

ThomasLloyd Global Asset Management (Americas) LLC

427 Bedford Road

Pleasantville, NY  10570

914-773-7888

INVESTMENT SUB-ADVISER

ThomasLloyd OPTI-flex® Fund

PROACTIVE Money Management, Inc.

3401 Technology Dr., Suite 200

Lake Saint Louis, MO  63367-2599

636-561-0100

DISTRIBUTOR

ThomasLloyd Capital LLC

3401 Technology Dr., Suite 200

Lake Saint Louis, MO  63367-2599

888-337-5132

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH  43017

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Matrix Capital Group, Inc.

630 Fitzwatertown Road

Building A, Second Floor

Willow Grove, PA  19090

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street

14th Floor

Cincinnati, OH  45202-4089

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH  44145-1139

ITEM 2.   CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that Joseph DioGuardi is an audit committee financial expert.  He is independent for purposes of this Item 3.  Joseph DioGuardi has been a Professional Certified Public Accountant since 1965, and was a Member of the United States House of Representatives, 1985-1989

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

FY2006    $13,100

FY 2005 - $11,325

(b)Audit-Related Fees

Registrant    Adviser

FY 2006   $     0         $ 0

FY 2005   $ 2,120         $ 0

Nature of the fees:      Consent review

(c) Tax Fees

Registrant    Adviser

FY 2006     $ 1,750       $ 0

FY 2005     $ 1,000       $ 0

Nature of the fees:     Tax form preparation

(d) All Other Fees

Registrant     Adviser

            FY 2006     $    0         $ 0

            FY 2005     $    0         $ 0

Nature of the fees:     Not applicable

(e)(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

   (2) Percentages of Services Approved by the Audit Committee

Registrant      Adviser

Audit-Related Fees:        100%          N/A%

Tax Fees:                  N/A%          N/A%

All Other Fees:            N/A%          N/A%

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant     Adviser

FY 2006     $    0         $ 0

FY 2005     $    0         $ 0

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

    Not applicable at this time.

ITEM 6.   SCHEDULE OF INVESTMENT

          Included in Semi-Annual report to Shareholders filed under item 1 of this form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

    MANAGEMENT INVESTMENT COMPANIES.

          Not applicable Fund is an open-end management investment company.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable Fund is an open-end management investment company.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

          COMPANY AND AFFILIATED PURCHASERS

          Not applicable Fund is an open-end management investment company.

ITEM 10.  SUMBISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

          There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)The registrant’s principal executive and principal financial  officers has concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were so significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS

(1) Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

          (2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

    (3)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ThomasLloyd Funds

   /s/ Jerry J. Szilagyi

By Jerry J. Szilagyi, President        -------------------

Date:  March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the

Following persons on behalf of the registrant and in the capacities and on the dates indicated.

   /s/ Jerry J. Szilagyi

By Jerry J. Szilagyi President         -------------------

Date: March 9, 2007

         /s/ Melissa S. Hankin

By Melissa S. Hankin, Treasurer        -------------------

Date:  March 9, 2007